INCOME AND MINING TAXES	12 Months Ended
Dec. 31, 2011
INCOME AND MINING TAXES
INCOME AND MINING TAXES

9.     INCOME AND MINING TAXES

        Income and mining taxes expense (recovery) is made up of the following geographic components:

	2011	2010	2009
Current provision
Canada	$58,752	$34,217	$1,171
Mexico	3,496	1,942	—
Finland	222	—	—

	62,470	36,159	1,171

Deferred provision (recovery)
Canada	(337,408)	47,083	27,083
Mexico	54,996	18,759	—
Finland	10,269	1,086	(6,754)

	(272,143)	66,928	20,329

	$(209,673)	$103,087	$21,500

  Cash income and mining taxes paid in 2011 were $110.9 million (2010 — $25.2 million; 2009 — $8.8 million).

  The income and mining taxes expense (recovery) is different from the amount that would have been computed by applying the Canadian statutory income tax rate as a result of the following:

	2011	2010	2009
Combined federal and composite provincial tax rates	27.8%	29.6%	30.9%
Increase (decrease) in tax rates resulting from:
Provincial mining duties	5.9	6.8	16.1
Tax law change	(2.7)	(5.1)	(24.4)
Impact of foreign tax rates	(0.2)	(0.5)	(4.9)
Permanent differences	(1.6)	(4.2)	2.2
Valuation allowance	(0.3)	(0.2)	—
Effect of changes in income tax rates	(2.0)	(2.7)	—

Actual rate as a percentage of pre-tax income	26.9%	23.7%	19.9%

  As at December 31, 2011 and December 31, 2010, Agnico-Eagle's deferred income and mining tax assets and liabilities were as follows:

	2011	2010
	(Assets)/ Liabilities	(Assets)/ Liabilities
Mining properties	$704,379	$966,485
Net operating and capital loss carry forwards	(104,332)	(133,042)
Mining duties	(88,670)	(71,492)
Reclamation provisions	(51,926)	(30,752)
Valuation allowance	39,121	4,855

Deferred income and mining tax liabilities	$498,572	$736,054

  All of Agnico-Eagle's deferred income tax assets and liabilities were denominated in the local currency based on the jurisdiction in which the Company paid taxes, except for Canada, and were translated into US dollars using the exchange rate in effect at the consolidated balance sheet dates. For Canadian income tax purposes, for December 31, 2008 and subsequent years, the Company elected to use the US dollar as its functional currency.

  The Company operates in different jurisdictions and, accordingly, it is subject to income and other taxes under the various tax regimes in the countries in which it operates. The tax rules and regulations in many countries are highly complex and subject to interpretation. The Company may be subject in the future to a review of its historic income and other tax filings and in connection with such reviews, disputes can arise with the taxing authorities over the interpretation or application of certain tax rules and regulations to the Company's business conducted within the country involved.

  A reconciliation of the beginning and ending amounts of the unrecognized tax benefits is as follows:

	2011	2010
Unrecognized tax benefits, beginning of year	$1,630	$5,608
Reductions	(430)	(3,978)

Unrecognized tax benefit, end of year	$1,200	$1,630

  The full amount of unrecognized tax benefits, if recognized, would reduce the Company's annual effective tax rate. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.

  The Company is subject to taxes in the following significant jurisdictions: Canada, Mexico, Sweden and Finland, each with varying statutes of limitations. The 2007 through 2011 taxation years generally remain subject to examination.